PLEASE RETURN TO
C.B. DOLLISON
BOWLES RICE LLP
P.O. BOX 1386
CHARLESTON, WV 25325

THIS DEED, Made as of April 7, 2022, by and between **GX7 LIMITED PARTNERSHIP**, a West Virginia limited partnership (hereinafter "Grantor"), and **KRONOS ADVANCED TECHNOLOGIES WV, INC.**, a West Virginia corporation (hereinafter "Grantee").

WITNESSETH:

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration hereinafter set forth, the receipt and sufficiency of all of which are hereby acknowledged, the Grantor does hereby **GRANT AND CONVEY** unto the Grantee all of that certain tract or parcel of land, together with the building and all the improvements thereon, and all rights of way, easements and appurtenances thereunto belonging, situate in Parkersburg District, Wood County, West Virginia (the "Property"), and being more particularly bounded and described as follows:

See attached Exhibit A.

BEING part of Tract One (Tax Parcel Number 54-05-0045-0136-0000) and all of Tract Two (Tax Parcel Number 54-05-0045-0082-0000) of the property as conveyed in the Deed from Lowe's Home Centers, Inc. to GX7 Limited Partnership, dated December 19, 1997, and recorded in the Office of the Clerk of the County Commission of Wood County, West Virginia in Deed Book 976, at page 766.

The Property is conveyed subject to all rights of way and easements of record.

Subject to the foregoing, and subject to the lien of the real estate taxes for the year 2021 and 2022, which said taxes are to be pro-rated between Grantor and Grantee as of the date hereof, the Grantor does hereby **WARRANT GENERALLY** the title to the Property herein conveyed, and covenants that the same is free and clear of all liens and encumbrances.

DECLARATION OF CONSIDERATION OR VALUE: The Grantor does hereby declare that the total consideration paid for the Property transferred by this Deed is $2,610,000.00.

DECLARATION OF RESIDENCY: The Grantor does hereby declare that it is a limited partnership domiciled in the State of West Virginia and is not subject to the non-resident withholding tax upon the sale of real estate situate in the State of West Virginia.

IN WITNESS WHEREOF, GX7 LIMITED PARTNERSHIP, a West Virginia limited partnership, has caused its name to be hereunto signed by its proper and duly authorized officers as of the day and year above written.

[Signature Page Follows]

GX7 LIMITED PARTNERSHIP, a West Virginia limited partnership

By: PRESTONWOOD, LLC
Its: General Partner

By: [signature]
Name: John W. Florence
Its: Managing Member

By: CANON DEVELOPMENT, LLC
Its: General Partner

By: [signature]
Name: Joseph L. Florence
Its: Managing Member

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, To-Wit:

I, Teresa L Persinger, a Notary Public in and for the State and County aforesaid, do certify that John W. Florence, who signed the writing above as the Managing Member of PRESTONWOOD, LLC, and Joseph L. Florence, as Managing Member of CANON DEVELOPMENT, LLC, the General Partners of **GX7 LIMITED PARTNERSHIP**, a West Virginia limited partnership, have this day in my said County and State, before me, acknowledged the said writing to be the act and deed of said limited partnership.

Given under my hand this 7th day of April, 2022.

My commission expires July 3, 2026

[signature]
Notary Public

[NOTARY SEAL]

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
TERESA L. PERSINGER
BOWLES RICE LLP
600 QUARRIER STREET
CHARLESTON, WV 25301
My Commission Expires July 3, 2026

This instrument was prepared by:
Charles B. Dollison, Esq.
Bowles Rice LLP
P. O. Box 1386
Charleston, WV 25325-1386

EXHIBIT A
PROPERTY DESCRIPTION

All of those certain parcels of land situated in the City of Parkersburg, Wood County, State of West Virginia and being more particularly described as follows:

Parcel 1 – 10.078 Acres

Situated on 24th Street, City of Parkersburg, Wood County, State of West Virginia and being more particularly described as follows:

Beginning at an iron pipe found (about nine feet off a creek bank), said iron pipe being at the intersection of Newton Street and 26th Street (both unimproved) and being at a corner common to GX7 Limited Partnership (Vol. 976 Pg. 766), said iron pipe also being the Point of Beginning of the Existing Parcel herein described;

Thence (bearings are based on the WVSPCS North Zone and used to denote angular measurement only), leaving said Newton Street, with the common line of said 26th Street and said GX7 Limited Partnership, South 61°35'01" East 975.00 feet to an iron pipe found at the corner of an unnamed 20' wide alley (for reference an iron pin found bears S61°18'13"E 20.05 feet);

Thence leaving said 26th Street, with the common line of said unnamed 20' wide alley and said GX7 Limited Partnership, South 28°27'36" West 325.16 feet to an iron pin found at a corner common to Mo's Mini Warehousing, LLC (Vol. 1284 Pg. 495);

Thence with the common line of said GX7 Limited Partnership and said Mo's Mini Warehousing, LLC, the following four bearings and distances:

1) North 61°25'43" West 162.54 feet to a railroad spike found;

2) North 79°49'35" West 79.95 feet to a railroad spike found;

3) North 61°50'18" West 126.56 feet to a railroad spike found;

4) South 28°28'04" West 199.70 feet to an iron pin found (with red cap) on the right of way line of 24th Street);

Thence leaving said Mo's Mini Warehousing, LLC, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 329.68 feet to an iron pipe found near a corner post common to Erickson All- Sports Facility Lot 183 (Lots 177,178,181 and 183, Vol. 1062 Pg. 419);

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lot 183, the following three bearings and distances:

1) North 28°26'30" East 119.85 feet to a point at or near a corner post;

2) North 61°32'20" West 40.00 feet to a point;

3) South 28°26'30" West 119.89 feet to an iron pin set on the said right of way line of 24th Street (all iron pins set are 5/8" x 30" rebar with caps stamped H.Varian PS 2395);

Thence leaving said Lot 183, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 40.00 feet to an iron pipe found at a corner common to Lot 181;

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lot 181, the following three bearings and distances:

1) North 28°26'30" East 119.93 feet to a point;

2) North 61°32'20" West 40.00 feet to a point (an iron pin found disturbed bears South 75°33'03" West 1.79 feet);

3) South 28°26'30" West 119.97 feet to an iron pipe found on the said right of way line of 24th Street;

Thence leaving said Lot 181, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 80.00 feet to an iron pipe found at a corner common to Lots 177 and 178 (for reference an iron pin found bears N61°34'31" West 80.15 feet);

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lots 177 and 178, the following two bearings and distances:

1) North 28°26'30" East 120.04 feet to an iron pipe found;

2) North 61°32'20" West 80.11 feet to an iron pin found on the common line of said Newton Street,

Thence leaving said Lots 177 and 178, with the common line of said Newton Street and said GX7 Limited Partnership, North 28°26'30" East 430.00 feet to the point of beginning, containing 10.078 acres more or less, as described on a plat attached hereto and being part thereof.

Being part of Tract One (Tax Parcel Number 54-05-0045-0136-0000) as conveyed in the Deed from Lowe's Home Centers, Inc. to GX7 Limited Partnership, dated December 19, 1997, and recorded in the Office of the Clerk of the County Commission of Wood County, West Virginia in Deed Book 976, at page 766.

Main sources of reference include Wood County deed records, tax maps and survey records.

Parcel 2 – 0.425 Acres

Situated on Garfield Avenue, City of Parkersburg, Wood County, State of West Virginia and being more particularly described as follows:

Beginning at a Railroad spike found on the right of way line of Garfield Avenue, said Railroad spike being at a corner common to GX7 Limited Partnership (Vol. 976 Pg. 766) and T and J Buildings Trust LLC (Vol. 1127 Pg. 781), said Railroad spike also being the Point of Beginning of the Existing Parcel herein described;

Thence (bearings are based on the WVSPCS North Zone and used to denote angular measurement only), leaving the said right of way line of Garfield Avenue, with the common line of said GX7 Limited Partnership and said T and J Buildings Trust LLC, North 61°31'51" West 185.00 feet to an iron pin found on the right of way line of an unnamed 20' wide alley;

Thence leaving said T and J Buildings Trust LLC, with the common line of said unnamed 20' wide alley and said GX7 Limited Partnership, North 28°28'01" East 100.05 feet to an iron pin found at a corner common to Blenn Haven LLC (Vol. 1286 Pg. 58);

Thence leaving said unnamed 20' wide alley, with the common line of said GX7 Limited Partnership and said Blenn Haven LLC, South 61°31'51" East 185.00 feet to an iron pin found on the said right of way line of Garfield Avenue;

Thence leaving said Blenn Haven LLC, with the common line of said Garfield Avenue and said GX7 Limited Partnership, South 28°28'01" West 100.05 feet to the point of beginning, containing 0.425 acres more or less, as described on a plat attached hereto and being part thereof.

Being all of Tract Two (Tax Parcel Number 54-05-0045-0082-0000) as conveyed in the Deed from Lowe's Home Centers, Inc. to GX7 Limited Partnership, dated December 19, 1997, and recorded in the Office of the Clerk of the County Commission of Wood County, West Virginia in Deed Book 976, at page 766.

Main sources of reference include Wood County deed records, tax maps and survey records.

The above two parcels are further shown and described on the survey map entitled "Plat of a Survey for Kronos Advanced Technologies – Plat of survey of Two Existing parcels of land situate on 24th Street and Garfield Ave., City of Parkersburg, Wood County, State of West Virginia, Existing Parcel 1 containing 10.078 acres more or less, and Existing Parcel 2 containing 0.425 acres more or less", Surveyed December 2021 and February 2022 by or under the direct supervision of Harry T. Varian III Professional Surveyor # 2395", and dated February 23, 2022, which Plat of Survey is attached hereto as **Exhibit A-1** and incorporated by reference herein and made a part hereof.

Plat of a Survey for Kronos Advanced Technologies

Plat of survey of Two Existing parcels of land situate on 24th Street and Garfield Ave., City of Parkersburg, Wood County, State of West Virginia, Existing Parcel 1 containing 10.078 acres more or less and Existing Parcel 2 containing 0.425 acres more or less. Surveyed December 2021 and February 2022 by or under the direct supervision of Harry T. Varian III (304-812-8341) WV Professional Surveyor # 2395.



SCALE: 1" = 150'
0
150
300
Legend
Iron Pin Found (IPF)
RR Spike Found
Iron Pin Set
Point Fence
Iron Pipe Found
Road C/L
Right of Way
Deed Lines
Prior References:
976/766 12-19-1997 from Lowes Home Centers, Inc.
843/49 12-16-1986 from Wood County Development Authority
See 974/876- 10-30-1997 (City of Parkersburg vacated multiple sections of streets and alleys)
P.O.B. (1)
(224.74')
Pipe found deep- about 9' off creek bank
IPF- capped PS 2074
BDS Holdings, LLC
Vol. 1303 Pg. 865
54-05-0098-0012-0002
(See Survey recorded PB 28/74)
26th Street (20' wide- Unimproved)
S61°35'01"E 975.00'
N/F Newton St.- 40' wide (Unimproved)
N28°26'30"E 430.00'
1
Ext. Building
Main Building
10' wide Sanitary Sewer R/W (1110/805)
IPF (dist.) bears S75°33'03"W 1.79'
IPF (5/8") bears N61°34'31"W 80.15'
L-12
Lots 177 and 178
L-11
L-10
L-9
Lot 181
L-8
L-7
L-4
L-5
Lot 183
L-6
At/ near a post and rebar (dist.)
N28°26'30"E 119.85'
Ext. Buildings
N61°35'35"W 329.68'
S28°28'04"W 199.70'
L-3
L-2
RR Spikes found (called for) about 3' off posts
L-1
private access
S28°27'36"W 325.16'
IPF bears S61°18'13"E 20.05' from Pipe found
Alley (20' wide)
(40' wide)
L-14
L-15
2
A
private
L-16
L-13
P.O.B. (2)
Mo's Mini Warehousing, LLC
Vol. 1284 Pg. 495 (outsale)
54-05-0045-136A-0000
(See Note A)
S61°35'35"E 364.96' (tie)
24th Street (50' wide)
gravel drive
Alley (20' wide)
IPF in concrete
B
Lots 26 through 30 shown on survey recorded in 805/376.
Garfield Ave.
From P.O.B. (2) a water meter bears S07°11'01"E 11.24' +/-
To Rt. 68 Memorial Bridge
*No building encroachments exist for structures located within the subject parcels. All existing buildings (shown in red) lie within the legal boundaries decribed.
HARRY T. VARIAN III
LICENSED
No. 2395
STATE OF
WEST VIRGINIA
PROFESSIONAL SURVEYOR
02-23.22

Survey of Existing Parcel (1), being 10.078 acres more or less- GX7 Limited Partnership- Parcel number 54-05-0045-0136-0000 as recorded in Vol. 976 Pg. 766.

LINE TABLE		
LINE	LENGTH	BEARING
L-1	162.54	N61°25'43"W
L-2	79.95	N79°49'35"W
L-3	126.56	N61°50'18"W
L-4	40.00	N61°32'20"W
L-5	119.89	S28°26'30"W
L-6	40.00	N61°35'35"W
L-7	119.93	N28°26'30"E
L-8	40.00	N61°32'20"W
L-9	119.97	S28°26'30"W
L-10	80.00	N61°35'35"W
L-11	120.04	N28°26'30"E
L-12	80.11	N61°32'20"W
L-13	185.00	N61°31'51"W
L-14	100.05	N28°28'01"E
L-15	185.00	S61°31'51"E
L-16	100.05	S28°28'01"W

Survey of Existing Parcel (2), being 0.425 acres more or less, GX7 Limited Partnership- Parcel number 54-05-0045-0082-0000 as recorded in Vol. 976 Pg. 766.

THE BEARINGS ARE BASED ON THE WVSPCS NAD83 (NORTH ZONE) AND USED FOR ANGULAR MEASUREMENT ONLY.

REFERENCED DOCUMENTS: WOOD COUNTY DEED RECORDS, TAX MAPS AND SURVEY RECORDS.

NOTES:

1) THIS SURVEY DOES NOT REFLECT ALL EASEMENTS AND/OR ENCUMBRANCES AFFECTING THE TITLE TO THE SUBJECT PROPERTY
2) NO TITLE REPORT FURNISHED.
3) ALL IRON PINS SET ARE 5/8" X 30" REBAR WITH BLUE PLASTIC CAPS STAMPED H. VARIAN, PS #2395

Adjoiner Information

A- Blenn Haven, LLC (1286/58)
54-05-0045-0081-0000
B- T and J Buildings Trust LLC
(1127/781) 54-05-0045-084A-0000
Lots 177,178,181 and 183
Erickson All- Sports Facility (1062/419)
54-05-0045-0037-0000

Mo's Mini Warehousing, LLC
Vol. 1289 Pg. 740
54-05-0053-00G1-0000
(See Surveys recorded in 1024/92 and 1038/675)

Note A: No additional R/W found granted or reserved from 1284/495, access avalible from 24th Street and 20' Alley.

T3 Surveying, LLC
Harry T. Varian, PS #2395
7892 Potters Creek Road
West Columbia, WV 25287

T 3 Surveying, LLC
Harry T. Varian III
WV Professional Surveyor # 2395

Telephone: 304-882-8271
7892 Potters Creek Road
West Columbia, WV 25287

Description of Survey for Kronos Advanced Technologies (1)

Situated on 24th Street, City of Parkersburg, Wood County, State of West Virginia and being more particularly described as follows:

Beginning at an iron pipe found (about nine feet off a creek bank), said iron pipe being at the intersection of Newton Street and 26th Street (both unimproved) and being at a corner common to GX7 Limited Partnership (Vol. 976 Pg. 766), said iron pipe also being the Point of Beginning of the Existing Parcel herein described;

Thence (bearings are based on the WVSPCS North Zone and used to denote angular measurement only), leaving said Newton Street, with the common line of said 26th Street and said GX7 Limited Partnership, South 61°35'01" East 975.00 feet to an iron pipe found at the corner of an unnamed 20' wide alley (for reference an iron pin found bears S61°18'13"E 20.05 feet);

Thence leaving said 26th Street, with the common line of said unnamed 20' wide alley and said GX7 Limited Partnership, South 28°27'36" West 325.16 feet to an iron pin found at a corner common to Mo's Mini Warehousing, LLC (Vol. 1284 Pg. 495);

Thence with the common line of said GX7 Limited Partnership and said Mo's Mini Warehousing, LLC, the following four bearings and distances:

1) North 61°25'43" West 162.54 feet to a railroad spike found;
2) North 79°49'35" West 79.95 feet to a railroad spike found;
3) North 61°50'18" West 126.56 feet to a railroad spike found;
4) South 28°28'04" West 199.70 feet to an iron pin found (with red cap) on the right of way line of 24th Street);

Thence leaving said Mo's Mini Warehousing, LLC, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 329.68 feet to an iron pipe found near a corner post common to Erickson All- Sports Facility Lot 183 (Lots 177,178,181 and 183, Vol. 1062 Pg. 419);

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lot 183, the following three bearings and distances:

1) North 28°26'30" East 119.85 feet to a point at or near a corner post;
2) North 61°32'20" West 40.00 feet to a point;
3) South 28°26'30" West 119.89 feet to an iron pin set on the said right of way line of 24th Street (all iron pins set are 5/8" x 30" rebar with caps stamped H.Varian PS 2395);

Thence leaving said Lot 183, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 40.00 feet to an iron pipe found at a corner common to Lot 181;

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lot 181, the following three bearings and distances:

1) North 28°26'30" East 119.93 feet to a point;

2) North 61°32'20" West 40.00 feet to a point (an iron pin found disturbed bears South 75°33'03" West 1.79 feet);

3) South 28°26'30" West 119.97 feet to an iron pipe found on the said right of way line of 24th Street;

Thence leaving said Lot 181, with the common line of said 24th Street and said GX7 Limited Partnership, North 61°35'35" West 80.00 feet to an iron pipe found at a corner common to Lots 177 and 178 (for reference an iron pin found bears N61°34'31" West 80.15 feet);

Thence leaving said 24th Street, with the common line of said GX7 Limited Partnership and said Lots 177 and 178, the following two bearings and distances:

1) North 28°26'30" East 120.04 feet to an iron pipe found;

2) North 61°32'20" West 80.11 feet to an iron pin found on the common line of said Newton Street,

Thence leaving said Lots 177 and 178, with the common line of said Newton Street and said GX7 Limited Partnership, North 28°26'30" East 430.00 feet to the point of beginning, containing 10.078 acres more or less, as described on a plat attached hereto and being part thereof. Subject to all legal easements, leases, and rights of way of record.

Being all of Parcel Number 54-05-0045-0136-0000 as recorded in Vol. 976 Pg. 766.

Main sources of reference include Wood County deed records, tax maps and survey records.

The above description is based on a survey conducted in December 2021 and February 2022 either by or under the direct supervision of Harry T. Varian III, Professional Surveyor No. 2395.

HARRY T. VARIAN III
LICENSED
No. 2395
STATE OF
WEST VIRGINIA
PROFESSIONAL SURVEYOR

Harry T. Varian
02-23-22

T 3 Surveying, LLC
Harry T. Varian III
WV Professional Surveyor # 2395

Telephone: 304-882-8271
7892 Potters Creek Road
West Columbia, WV 25287

Boundary Surveys • Mortgage Surveys • Flood Determination Surveys • Topographical Surveys

Description of Survey for Kronos Advanced Technologies (2)

Situated on Garfield Avenue, City of Parkersburg, Wood County, State of West Virginia and being more particularly described as follows:

Beginning at a Railroad spike found on the right of way line of Garfield Avenue, said Railroad spike being at a corner common to GX7 Limited Partnership (Vol. 976 Pg. 766) and T and J Buildings Trust LLC (Vol. 1127 Pg. 781), said Railroad spike also being the Point of Beginning of the Existing Parcel herein described;

Thence (bearings are based on the WVSPCS North Zone and used to denote angular measurement only), leaving the said right of way line of Garfield Avenue, with the common line of said GX7 Limited Partnership and said T and J Buildings Trust LLC, North 61°31'51" West 185.00 feet to an iron pin found on the right of way line of an unnamed 20' wide alley;

Thence leaving said T and J Buildings Trust LLC, with the common line of said unnamed 20' wide alley and said GX7 Limited Partnership, North 28°28'01" East 100.05 feet to an iron pin found at a corner common to Blenn Haven LLC (Vol. 1286 Pg. 58);

Thence leaving said unnamed 20' wide alley, with the common line of said GX7 Limited Partnership and said Blenn Haven LLC, South 61°31'51" East 185.00 feet to an iron pin found on the said right of way line of Garfield Avenue;

Thence leaving said Blenn Haven LLC, with the common line of said Garfield Avenue and said GX7 Limited Partnership, South 28°28'01" West 100.05 feet to the point of beginning, containing 0.425 acres more or less, as described on a plat attached hereto and being part thereof. Subject to all legal easements, leases, and rights of way of record.

Being all of Parcel Number 54-05-0045-0082-0000 as recorded in Vol. 976 Pg. 766.

Main sources of reference include Wood County deed records, tax maps and survey records.

The above description is based on a survey conducted in December 2021 and February 2022 either by or under the direct supervision of Harry T. Varian III, Professional Surveyor No. 2395.

HARRY T. VARIAN III
LICENSED
No. 2395
STATE OF
WEST VIRGINIA
PROFESSIONAL SURVEYOR

Harry T. Varian
02-23-22